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                                                                 EXHIBIT 10.159





                      INTERCOMPANY SUBORDINATION AGREEMENT

         THIS INTERCOMPANY SUBORDINATION AGREEMENT, dated as of September 6, 1996 among CORRECTIONS CORPORATION OF AMERICA, a Delaware corporation ("CCA"), the several subsidiaries of CCA identified on the signature pages hereto (the "Subsidiaries" and together with CCA, the "Intercompany Loan Parties"), and FIRST UNION NATIONAL BANK OF TENNESSEE, as Administrative Agent for the Lenders party to the Credit Agreement defined below (in such capacity, the "Administrative Agent").

                              Statement of Purpose

         Pursuant to the terms of the Credit Agreement of even date herewith (as modified, amended or supplemented from time to time, the "Credit Agreement"), by and among CCA, the financial institutions who are or may become party thereto (the "Lenders"), and the Administrative Agent, the Lenders agreed to extend certain credit facilities to CCA, upon the terms set forth in the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

         The Credit Agreement requires that the Intercompany Loan Parties agree to subordinate all intercompany obligations owing by any Intercompany Loan Party to any other Intercompany Loan Party to all obligations owed to the Administrative Agent, the Issuing Lender, any Lender or any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 9.1 of the Credit Agreement, under the Credit Agreement or any other Loan Document (the "Senior Indebtedness") by any of the Intercompany Loan Parties.

         To induce the Lenders to enter into the Credit Agreement, the Intercompany Loan Parties have agreed to enter into this Intercompany Subordination Agreement with respect to all such intercompany obligations.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.   SUBORDINATION.

         1.01.  Subordination to Senior Indebtedness.

         Each Intercompany Loan Party for itself and its successors agrees that, to the extent it is from time to time entitled to receive payment in respect of any intercompany loan, advance or other account from any other Intercompany Loan Party (a "Subordinated Obligation"), the payment of the principal of, premium, if any, interest on (including all interest accruing thereon subsequent to a Bankruptcy Event ("post-petition



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interest")) or other fees, costs, expenses and any other amounts accrued, incurred or otherwise due in connection with all such Subordinated Obligations from time to time, is subordinated in right of payment, to the extent and in the manner provided herein, to the payment in full of all Senior Indebtedness.

         1.02. No Payment on the Subordinated Obligations in Certain Circumstances.

         (a) No payment shall be made, either directly or indirectly, by or on behalf of any Intercompany Loan Party, in cash, property or securities on account of the principal of, premium, if any, and interest (including post-petition interest) on any Subordinated Obligation at the time outstanding, or other fees, costs, expenses and any other amounts accrued, incurred or otherwise due in respect of any such Subordinated Obligation, or to prepay, purchase, redeem, retire, exchange, defease or otherwise acquire any Subordinated Obligation or any instrument evidencing a Subordinated Obligation for cash or property (collectively, "Subordinated Payments"), (i) upon the maturity of any Senior Indebtedness by acceleration or otherwise, unless and until all principal of, interest (including post-petition interest) and premium, if any, on and all other fees, costs, expenses and other amounts accrued or incurred pursuant to the terms of the Senior Indebtedness then due, shall have first been indefeasibly paid in full or waived, or (ii) upon the occurrence of any Event of Default with respect to any Senior Indebtedness (unless and until such Event of Default shall have been cured or waived in accordance with the terms of the Credit Agreement).

         (b) In furtherance of the provisions of Section 1.01, in the event that, notwithstanding the foregoing provisions of subsection 1.02, any Subordinated Payment, either directly or indirectly, shall be made by or on behalf of any Intercompany Loan Party, and received by another Intercompany Loan Party at a time when such payment was prohibited by the provisions of this subsection 1.02, then, unless and until such payment is no longer prohibited by this subsection 1.02, such payment shall be segregated and held in trust for the benefit of and shall be immediately paid over to, the Administrative Agent, for the benefit of the Issuing Lender, Lenders and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 9.1 of the Credit Agreement.

         (c)  CCA shall give prompt written notice to each other
Intercompany Loan Party of any default for failure to make payments on such Senior Indebtedness or any other Event of Default under the Credit Agreement. Failure to give such notice shall not affect the subordination of the Subordinated Obligations to the Senior Indebtedness provided in this Intercompany Subordination Agreement.





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         1.03.         Subordination of Intercompany Obligations on Dissolution,
                       Liquidation or Reorganization of an Intercompany Loan Party.

         Upon any distribution by any Intercompany Loan Party of assets of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding up, liquidation or reorganization of such Intercompany Loan Party (the "Liquidating Loan Party") (whether in a voluntary or involuntary bankruptcy, insolvency or receivership proceedings or upon any assignment for the benefit of creditors or otherwise):

                 (a) the Lenders shall first receive payment in full in cash, to the extent then presently available for payment, of the principal, interest (including all interest accruing on the Senior Indebtedness subsequent to a Bankruptcy Event ("post-petition interest on Senior Indebtedness")) and premium, if any, due thereon and all other fees, costs, expenses, or other amounts accrued or incurred pursuant to the terms thereof (or have such payments duly provided for in a manner satisfactory to holders of Senior Indebtedness or their representative) before any other Intercompany Loan Party is entitled to receive any Subordinated Payment on account of or accrued or incurred in connection with any Subordinated Obligation;

                 (b) any payment or distribution of assets of the Liquidating Loan Party of any kind or character, whether in cash, property or securities to which such other Intercompany Loan Party would be entitled except for the provisions of this Intercompany Subordination Agreement shall be paid by the Liquidating Loan Party, the liquidating trustee or agent or other person making such a payment or distribution, directly to the Administrative Agent, for the benefit of the Issuing Lender, the Lenders and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 9.1 of the Credit Agreement, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid; and

                 (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Liquidating Loan Party of any kind or character, whether in cash, property or securities, shall be received by any such other Intercompany Loan Party on account of, or accrued or incurred in connection with, any Subordinated Obligation before all Senior Indebtedness is paid in full in cash, or effective provision (in a manner satisfactory to the Lenders) made for its payment, then such payment or distribution shall be segregated and received and held in trust for the benefit of and shall be immediately paid over to the Administrative Agent, for the benefit of the Issuing Lender, the Lenders and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 9.1





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         of the Credit Agreement, for application to the payment of all Senior
         Indebtedness until such Senior Indebtedness shall have been paid in full (including post-petition interest on the Senior Indebtedness).

         CCA shall give prompt written notice to the Administrative Agent and each Intercompany Loan Party of any dissolution, winding up, liquidation or reorganization of any Intercompany Loan Party, but failure to give such notice shall not affect the subordination of the Subordinated Obligations to the Senior Indebtedness provided in this Intercompany Subordination Agreement.

         1.04.         Subrogation.

         Subject to the payment in full of all Senior Indebtedness, the holder of, or obligee with respect to, any Subordinated Obligation shall be subrogated to the rights of the Lenders to receive payments or distributions of assets of an Intercompany Loan Party applicable to the Senior Indebtedness to the extent that distributions were paid to the Lenders that otherwise would have been paid to such obligee, until all amounts owing on such Subordinated Obligation shall be paid in full, and for the purpose of such subrogation no such payments or distributions to the Lenders by virtue of this Intercompany Subordination Agreement, which otherwise would have been made to such obligee, shall, as between the obligor on such Subordinated Obligation and such obligee, be deemed to be payment on account of such Subordinated Obligation, it being understood that the provisions of this Intercompany Subordination Agreement are and are intended solely for the purpose of defining the relative rights of the Intercompany Loan Parties, on the one hand, and the Lenders, on the other hand.

         1.05.         Subordination Rights Not Impaired.

         (a) No right of the Administrative Agent or any Lender to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Intercompany Loan Party or by any act or failure to act, in good faith, by the Administrative Agent or any such Lender, or by any noncompliance by any Intercompany Loan Party with the terms of any Subordinated Obligation, regardless of any knowledge thereof which any such Lender may have or be otherwise charged with. The Administrative Agent and the Lenders may extend, renew, modify or amend the terms of Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with any Intercompany Loan Party, all without affecting the liabilities and obligations of any other Intercompany Loan Party or the rights of the Administrative Agent and the Lenders hereunder.

         (b) All rights and interests hereunder or under any Subordinated Obligation of the Administrative Agent and the





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Lenders, and all agreements and obligations of the Intercompany Loan Parties under this Intercompany Subordination Agreement, shall remain in full force and effect irrespective of (i) any lack of validity or enforceability of the Credit Agreement or any other Loan Document, or of any provision of any thereof or
(ii) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Intercompany Loan Party in respect of the Senior Indebtedness.

         1.06.         Authorization to Effect Subordination.

         Each Intercompany Loan Party, by its acceptance hereof, solely in its capacity as obligee with respect to Subordinated Obligations, upon the occurrence and during the continuation of an Event of Default under the Credit Agreement, (a) irrevocably authorizes and empowers (but without imposing any obligation on) the Administrative Agent (through its authorized representatives), on behalf of itself and the Lenders, to demand, sue for, collect and receive such obligee's ratable share of payments or distributions with respect to Subordinated Obligations which are required to be paid or delivered to the Lenders as provided herein, and take all such other action, in the name of such obligee or otherwise, as such authorized representatives may determine to be necessary or appropriate for the enforcement of the provisions of this Intercompany Subordination Agreement, including, without limitation, that (i) such representatives shall have the right to vote such obligee's interest in any proceeding under the Bankruptcy Law as such vote relates to any Subordinated Obligation or Subordinated Payment and (ii) in any such proceeding such representatives may, as attorney-in-fact for such obligee, file any claim, proof of claim or such other instrument of similar character, in each case, solely to the extent such proof of claim or such other instrument relates to any Subordinated Obligation or Subordinated Payment; and (b) agrees to execute and deliver to such representatives, all such further instruments confirming the authorization hereinabove set forth, and all such powers of attorney, proofs of claim, assignments of claim and other instruments.

         1.07.         Definitions.

         "Bankruptcy Event" means (a) any Intercompany Loan Party, pursuant to or within the meaning of any Bankruptcy Law (i) fails generally to pay its debts as they become due, (ii) admits in writing its inability to pay its debts generally as they become due, (iii) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself, (iv) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding under any Bankruptcy Law, (v) consents to the appointment of a Custodian of it or for any part of its property, (vi) consents to or acquiesces in the institution of bankruptcy or insolvency proceedings against it, (vii) applies for,





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consents to or acquiesces in the appointment of or taking possession by a
Custodian of any other Intercompany Loan Party for any part of their properties, (viii) makes a general assignment for the benefit of its creditors or (ix) takes any corporate act to authorize any of the foregoing; or (b) a court of competent jurisdiction enters a judgment, decree or order for relief in respect of any Intercompany Loan Party in an involuntary case or proceeding under any Bankruptcy Law which shall (i) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of any Intercompany Loan Party, (ii) appoint a Custodian of any Intercompany Loan Party for any part of their respective properties or (iii) order the winding-up or liquidation of the affairs of any Intercompany Loan Party; and such judgment, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or any bank- ruptcy or insolvency petition or application is filed, or any bankruptcy or insolvency proceeding is commenced against any Intercompany Loan Party and such petition, application or proceeding is not dismissed within 60 days.

         "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors.

         "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

         2.      COUNTERPARTS.

         This Intercompany Subordination Agreement may be executed in any number of counterparts, which may be originals or copies sent by facsimile transmission, each of which shall be an original and all of which shall constitute one and the same agreement.

         3.      BINDING EFFECT.

         This Intercompany Subordination Agreement shall be binding on the parties hereto and their respective successors and assigns.

         4.      FILING AND EVIDENCE OF SUBORDINATION.

         (a) This Intercompany Subordination Agreement may be filed and recorded in the appropriate filing place(s).


         (b) To the extent that any of the Subordinated Obligations is evidenced by a promissory note or other instrument, the Intercompany Loan Party obligated thereunder shall cause to be placed thereon a legend stating that the payment thereof is subordinate to payment of all Senior Indebtedness pursuant to this Agreement and such Intercompany Loan Party shall mark all books of account in such manner to indicate that payment thereof is subordinated pursuant to this Agreement.





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         5.      GOVERNING LAW.

         This Intercompany Subordination Agreement shall be governed by, and construed in accordance with, the laws of the State of North Carolina, without regard to principles of conflicts of law.


         6.      FURTHER ASSURANCES.

         The parties hereto agree to execute such other documents and take such other actions as may be reasonably necessary to implement the terms hereof.





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         IN WITNESS WHEREOF, the undersigned have executed and delivered this
Agreement as of the date hereinabove first written.

                                        Intercompany Loan Parties:

[CORPORATE SEAL]                        CORRECTIONS CORPORATION OF AMERICA


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        CCA INTERNATIONAL, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        TRANSCOR AMERICA, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        CONCEPT INCORPORATED


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        CORRECTION MANAGEMENT AFFILIATES,
                                        INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


[CORPORATE SEAL]                        CORRECTIONAL SERVICES GROUP,
                                        INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------





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[CORPORATE SEAL]                        MINERAL WELLS R.E. HOLDING CORP.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------




[CORPORATE SEAL]                        CORRECTIONS PARTNERS, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------




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                                        Administrative Agent:

[CORPORATE SEAL]                        FIRST UNION NATIONAL BANK OF
                                             TENNESSEE, as
Administrative                                         Agent for the
Lenders


                                        By:
                                           -------------------------------------

Name:
     -----------------------------
     Title:
           -----------------------




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